UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________
FORM 8-K
______________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 17, 2026
______________________
Origin Materials, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-39378	87-1388928
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

930 Riverside Parkway, Suite 10 West Sacramento, CA	95605
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: +1 (916) 231-9329
N/A
(Former Name or Former Address, if Changed Since Last Report)
______________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	ORGN	The Nasdaq Capital Market
Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50 per share	ORGNW	The Nasdaq Capital Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On February 17, 2026 Origin Materials, Inc. (the “Company”) virtually held its 2026 special meeting of stockholders (the “Special Meeting”). Present at the beginning of the Special Meeting via remote communication or by proxy were the holders of 83,091,670 shares of common stock of the Company, representing 54.32% of the 152,963,100 shares of common stock outstanding as of the close of business on December 22, 2025, the record date for the Special Meeting, and constituting a quorum for the transaction of business.
At the Special Meeting, the Company’s stockholders voted on two proposals, each of which is described in more detail in the Company’s definitive proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on January 6, 2026 (the “Proxy Statement”). The following is a brief description of each matter voted upon and the certified results, including the number of votes cast for or against each matter and, if applicable, the number of votes withheld, abstentions and broker non-votes with respect to each matter.

1.To approve the amendment of our amended and restated certificate of incorporation to effect a reverse split of our common stock at a ratio in the range of one-for-two to one-for-fifty, such ratio to be determined in the discretion of our board of directors. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes	Total
75,051,440	7,814,974	225,256	0	83,091,670

2. To approve the issuance of more than 20% of our issued and outstanding shares of our common stock upon the conversion of the senior secured convertible notes (the “Notes”) we issued to an institutional purchaser pursuant to a securities purchase agreement, dated November 13, 2025, as amended on December 22, 2025. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes	Total
36,175,031	5,686,390	1,623,867	39,606,382	83,091,670

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORIGIN MATERIALS, INC.

Dated: February 18, 2026

	By:	/s/ Joshua Lee
Joshua Lee
General Counsel